UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF EARLIEST EVENT REPORTED: March 13, 2006
HELMERICH & PAYNE, INC.
(Exact name of registrant as specified in its charter)
State of Incorporation: Delaware
COMMISSION FILE NUMBER 1-4221
Internal Revenue Service — Employer Identification No. 73-0679879
1437 South Boulder Avenue, Suite 1400, Tulsa, Oklahoma 74119
(918)742-5531

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS
     On March 13, 2006, Helmerich & Payne, Inc. (“Registrant”) issued a press release announcing the Registrant’s plan to operate five new drilling rigs for customers of Registrant. A copy of the press release is attached as Exhibit 99 to this Report on Form 8-K.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
     (d) Exhibits

Exhibit No.	Description

99	Helmerich & Payne, Inc. press release dated March 13, 2006
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized the undersigned to sign this report on its behalf.

HELMERICH & PAYNE, INC. (Registrant)

/s/ Steven R. Mackey Steven R. Mackey Vice President

DATE: March 13, 2006
EXHIBIT INDEX

Exhibit No.	Description
99	Helmerich & Payne, Inc. press release dated March 13, 2006